UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 10, 2008

                           American Express Company
            (Exact name of registrant as specified in its charter)

          New York                   No. 1-7657          No. 13-4922250
-------------------------------   ----------------    ---------------------
  (State or other jurisdiction      (Commission          (IRS Employer
       of incorporation)            File Number)        Identification No.)

         World Financial Center
            200 Vesey Street                                10285
           New York, New York
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(Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code: (212) 640-2000

                                     None
       ----------------------------------------------------------------
        (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   OTHER EVENTS.

         On November 10, 2008, American Express Company announced that the U.S. Federal Reserve had approved its application to become licensed as a bank holding company and to be regulated by the Federal Reserve. A copy of the company's press release, dated November 10, 2008, is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.


Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

  99.1 Press Release, dated November 10, 2008.

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


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN EXPRESS COMPANY
                                              (Registrant)

                                        By: /s/ Stephen P. Norman
                                        -------------------------
                                        Name:   Stephen P. Norman
                                        Title:  Secretary

Dated: November 11, 2008
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                                 EXHIBIT INDEX

Exhibit No.    Description
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   99.1        Press Release, dated November 10, 2008.







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